Exhibit 10.5

Execution Version

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 11, 2010, is among SUNPOWER CORPORATION, a Delaware corporation (“SunPower”), SUNPOWER NORTH AMERICA, LLC, a Delaware limited liability company (“SunPowerNA”), SUNPOWER CORPORATION, SYSTEMS, a Delaware corporation (“SunPower Systems”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”).
RECITALS
WHEREAS SunPower and Bank have previously entered into that certain Amended and Restated Credit Agreement, dated as of March 20, 2009 (as amended, amended and restated and/or otherwise supplemented or modified prior to the date hereof (including, without limitation, pursuant to that certain First Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of August 31, 2009, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of December 22, 2009 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of February 10, 2010 (as amended by that certain letter agreement, dated as of March 16, 2010, the “Fourth Amendment”), that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of April 12, 2010, and pursuant to that certain Consent to New Indebtedness, dated as of April, 2009, that certain Consent Agreement, dated as of March 24, 2010 and that certain letter agreement, dated as of June 30, 2010, the “Existing Credit Agreement”);
WHEREAS each of SunPower, SunPowerNA and SunPower Systems has requested that Bank, subject to and upon the terms and conditions contained herein, amend the Existing Credit Agreement; and
WHEREAS Bank is willing, subject to and upon the terms and conditions contained herein, to amend the Existing Credit Agreement;
AGREEMENT
Now, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Definitions. Each capitalized term used but not otherwise defined herein has the meaning ascribed thereto in the Existing Credit Agreement.
Section 2.    Amendments to Section 5.6 of the Credit Agreement. Subject to Section 4 hereof and notwithstanding anything to the contrary contained in the Existing Credit Agreement, Section 5.6 of the Existing Credit Agreement is hereby amended and restated to read in full as follows:
SECTION 5.6. DIVIDENDS, DISTRIBUTIONS. Declare or pay any dividend or distribution either in cash, stock or any other property on Borrower's stock now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding (other than repurchases or the like from employees, consultants, officers and directors in connection with Borrower's stock plan); nor agree (or cause or permit any Subsidiary (other than SunRay Malta Holdings Limited and its Subsidiaries) to agree) with any third party to prohibit,

SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

condition or restrict the payment of dividends and distributions by such Subsidiary to Borrower or to another Subsidiary.

Subject to Section 4 hereof and notwithstanding anything to the contrary contained in the Existing Credit Agreement, Bank hereby waives any Event of Default arising under Section 5.6 of the Existing Agreement by virtue of the credit facility entered into on or about May 20, 2010 between Centauro PV S.r.l., a wholly-owned Subsidiary of SunRay Malta Holdings Limited, and Barclays Bank PLC.
Section 3.    Representations and Warranties. Each of SunPower, SunPowerNA and SunPower Systems hereby represents and warrants to Bank as follows:
(a)    No Event of Default or any event which, with the giving of notice, the lapse of time or both, would constitute an Event of Default has occurred and is continuing (or would result from the amendments to the Existing Credit Agreement proposed to be effected hereby).
(b)    The execution, delivery and performance by each of SunPower, SunPowerNA and SunPower Systems of this Amendment have been duly authorized by all necessary corporate or other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any person or entity in order to be effective and enforceable.
(c)    All representations and warranties of each of SunPower, SunPowerNA and SunPower Systems contained in each Loan Document to which each is a party are true, correct and complete in all material respects (except to the extent such representations and warranties expressly (i) refer to an earlier date, in which case they are true, correct and complete as of such earlier date and (ii) are inaccurate due to the Specified Financial Statement Accounting Errors (as that term is defined in the Third Amendment), which inaccuracy was expressly addressed by the Third Amendment).
Section 4.    Effectiveness. This Amendment shall become effective as of the date first set forth above (such date, the Effective Date”) upon the satisfactions of the following conditions:
(a)    Bank shall have received an original of this Amendment, duly executed and delivered by each of SunPower, SunPowerNA and SunPower Systems;
(b)    each of the representations and warranties of SunPower, SunPowerNA and SunPower Systems contained in Section 3 of this Amendment shall be true, correct and complete; and
(c)    Bank shall have received in immediately available U.S. Dollars, all out-of-pocket costs and expenses (including reasonable attorneys' fees and costs) incurred by Bank in connection with this Amendment and invoiced to SunPower prior to the date on which this Amendment is otherwise to become effective; provided that the failure to invoice any such amounts to SunPower prior to such date shall not preclude Bank from seeking reimbursement of such amounts, or excuse SunPower from paying or reimbursing such amounts, following the Effective Date.
Section 5.    General Provisions.
(a)    Each of SunPower, SunPowerNA and SunPower Systems specifically acknowledges and agrees that: (i) the execution and delivery by Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Bank to execute similar agreements under the same, similar or different circumstances in the future; (ii) Bank does not have any obligation to SunPower or any Third Party Obligor to further amend provisions of the Credit Agreement or the other Loan Documents; and (iii) except as expressly set forth herein, the Existing Credit Agreement and each of the other Loan Documents, and the representations, warranties, covenants, understandings and agreements of SunPower and each Third Party Obligor thereunder, shall remain unchanged and in full force and effect.
(b)    This Amendment shall be binding upon and inure to the benefit of the parties to the Existing Credit Agreement and their respective successors and assigns.
(c)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by the other party thereto either in the form of an executed original or an executed original sent by telefacsimile or electronic transmission to be followed promptly by mailing of a hard copy original, and that receipt by Bank by electronic mail or telefacsimile transmission of a document purportedly bearing the signature of any party hereto shall bind such party with the same force and effect as the delivery of a hard copy original.
(d)    This Amendment contains the entire and exclusive agreement of the parties to the Existing Credit Agreement with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of the Credit Agreement.
(e)    Each reference to “this Agreement,” “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference contained in the Existing Credit Agreement, and each reference to the “Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after the Effective Date, refer to the Existing Credit Agreement, as amended hereby. This Amendment and the Existing Credit Agreement shall be read together, as one document. This Amendment is a Loan Document.
(f)    This Amendment is subject in all respects to Section 7.10 and 7.11 of the Existing Credit Agreement, each of which is incorporated herein, mutatis mutandis.
[DOCUMENT CONTINUES WITH SIGNATURE PAGES.]

In Witness Whereof, the parties hereto have caused this Sixth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first written above.

SunPower:

SUNPOWER CORPORATION, a Delaware corporation By: /s/ Dennis V. Arriola Name: Dennis V. Arriola Title: Executive Vice President and CFO

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Third Party Obligors:

SUNPOWER NORTH AMERICA, LLC, a Delaware limited liability company By: /s/ Dennis V. Arriola Name: Dennis V. Arriola Title: Chief Financial Officer
SUNPOWER CORPORATION, SYSTEMS, a Delaware corporation By: /s/ Dennis V. Arriola Name: Dennis V. Arriola Title: Senior Vice President and CFO

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AMENDED AND RESTATED CREDIT AGREEMENT

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Bank: WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: /s/ Matt Servatius Name: Matt Servatius Title: Vice President

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